UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 8, 1999
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                                 BACOU USA, INC.
                            -------------------------

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                -----------------

                 (State or other jurisdiction of incorporation)

0-28040                                                             05-0470688
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Commission file number)                     (IRS Employer Identification Number)

                   10 Thurber Boulevard, Smithfield, RI 02917
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 401-233-0333
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


Item 5.  OTHER EVENTS

(a)      Pursuant  to  Form  8-K,  General   Instruction  F,  Registrant  hereby
         incorporates by reference the press release attached hereto as Exhibit 99.

(b)      Exhibits

         Item 601
         Exhibit                            Exhibit Title
         -----------                        ---------------

         Exhibit 99                         Press Release

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BACOU USA, INC.
                                                Registrant



                                                By: /s/ Philip B. Barr
                                                   -----------------------------
                                                   Philip B. Barr
                                                   Executive Vice President and
                                                   Chief Financial Officer

Dated: April 8, 1999